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                                                                    EXHIBIT 10.7

                         SANTA ANITA OPERATING COMPANY
                      NONSTATUTORY STOCK OPTION AGREEMENT


        THIS AGREEMENT (the "Agreement") is dated as of the 18th day of August, 1996, by and between Santa Anita Operating Company, a Delaware corporation (the "Company") and William C. Baker (the "Optionee").

                              W I T N E S S E T H:

        WHEREAS, on March 29, 1996, the Board of Directors of Santa Anita Realty Enterprises, Inc. ("Realty") granted to the Optionee, effective as of April 1, 1996, a nonstatutory stock option (the "Prior Option") to purchase all or any part of an aggregate of 200,000 shares of common stock (the "Prior Grant"), $0.10 par value, of Realty; and

        WHEREAS, on April 1, 1996 Optionee and Realty entered into a Nonstatutory Stock Option Agreement (the "Prior Stock Option Agreement"), governing the terms and conditions of the Prior Grant; and

        WHEREAS, effective August 16, 1996, Optionee resigned as the Chief Executive Officer of Realty and became the Chief Executive Officer of the Company; and

        WHEREAS, on August 18, 1996, pursuant to the Company's 1995 Share Award Plan (the "Plan") the Company's Board of Directors has granted to the Optionee, effective as of August 18, 1996, (the "Award Date") a nonstatutory option (the "Option") to purchase all or any part of an aggregate of 200,000 shares of common stock (the "Aggregate Grant"), $0.10 par value, of Realty (the "Realty Common Stock"), upon the terms and conditions set forth herein; and

        WHEREAS, Optionee has agreed to surrender the Prior Options and to terminate the Prior Stock Option Agreement in consideration for entering into this Nonstatutory Stock Option Agreement with the Company;

        NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows:

        1.   Defined Terms.  Capitalized terms used herein and not otherwise
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defined herein shall have the meaning assigned to such terms in the Plan.

        2.   Grant of Option.  The Company has granted to the Optionee as a
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matter of separate inducement and agreement in connection with his or her employment, and not in lieu of any salary or other compensation for his or her services, the right
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and option to purchase, on the terms and conditions hereinafter set forth, all or any part of the Aggregate Grant at a price of $14.04 per share, exercisable from time to time subject to the provisions of this Agreement prior to the close of business on a date not later than March 31, 2006 (the "Expiration Date"). Such price equals the value established by the Committee for purposes of granting options under the Plan and is at least 100% of the Fair Market Value of the Realty Common Stock on the Award Date.

        3.   Exercisability of Option.
             ------------------------

          (a) The Option may be exercised for 100% of the Aggregate Grant (1) on or after the 60th consecutive business day after the Award Date that the Fair Market Value of a Paired Share is $27.50 or more, provided such 60th day occurs before April 1, 2001; (2) immediately prior to a reorganization that is consummated before April 1, 2001 in which the Company is not the surviving entity and the shareholders of the Company are to receive consideration worth $27.50 or more per Paired Share; or (3) immediately prior to a sale by the shareholders that occurs before April 1, 2001 of substantially all of the Paired Shares at a price of $27.50 or more per share of Paired Share. Unless one of these three events occurs by April 1, 2001, the Option shall expire on April 1, 2001.

          (b) To the extent the Optionee does not in any year purchase all or any part of the shares to which the Employee is entitled, the Optionee has the right cumulatively thereafter to purchase any shares not so purchased and such right shall continue until the Option terminates or expires. Fractional share interests shall be disregarded, but may be cumulated. No fewer than 10 shares may be purchased at any one time, unless the number purchased is the total number at the time available for purchase under the Option. Notwithstanding anything to the contrary contained in this Agreement, if the Option becomes exercisable, in all events the Optionee or the Optionee's Beneficiary shall be entitled to a period of no less than 90 days to exercise the Option.

          (c) If there shall occur any extraordinary dividend or other extraordinary distribution in respect of the Paired Share (whether in the form of cash, Realty Common Stock, common stock of the Company ("Operating Common Stock"), other securities, or other property), or any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase, or exchange of Realty Common Stock, Operating Common Stock or other securities of the corporation, or there shall occur any similar extraordinary corporate transaction, then the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable,

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proportionately adjust the performance standard of this Section 3.

        4.   Concurrent Grant and Exercise of Options.  The grant and exercise
             ----------------------------------------
of any Option under the Plan is subject to the following:

          (a) Concurrently with the granting of the Option to purchase Realty Common Stock pursuant to the Plan, an option to purchase 200,000 shares, $.10 par value, of Operating Common Stock has been granted to the Optionee pursuant to an agreement between the Optionee and the Company.

          (b) The Option shall not be exercisable unless the Optionee submits evidence satisfactory to the Company that a number of shares of Operating Common Stock equal to the number of shares of Realty Common Stock to be received upon exercise of all or a portion of the Option will, and are able to, be purchased by or are available to the Optionee, such that upon exercise the Optionee will receive or hold an equal number of shares of Operating Common Stock and Realty Common Stock. The Optionee shall be required to pair such unpaired shares of Operating Common Stock with the Optionee's shares of Realty Common Stock.

        5.   Method of Exercise of Option and Payment of Purchase Price.
             ----------------------------------------------------------
Subject to such further limitations and rules or procedures as the Committee may from time to time establish, the exercise of all or any portion of the Option shall be by means of written notice of exercise delivered to the Company, specifying the number of whole shares with respect to which the Option is being exercised, together with any written statements required by Section 6.4 of the Plan (regarding compliance with applicable law) and payment of the purchase price according to the following terms:

             (a) in cash, electronic funds transfer or by check payable to the order of the Company;

             (b) by notice and third party payment in such manner as may be authorized by the Committee;

          (c) subject to the Committee's ability in its absolute discretion to deny such request and upon receipt of all necessary regulatory approvals, the Optionee may request that the Optionee deliver in payment of a portion or all of the purchase price, other already-owned shares of Realty Common Stock (whether obtained through the exercise of Options or otherwise), which shares of Realty Common Stock shall be valued at the then Fair Market Value. The Committee's consent is required prior to the Optionee's use, pursuant to this clause, of Realty Common Stock which he has held less than six months. If the Committee permits delivery of Realty Common Stock to pay the purchase price, the

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Realty Common Stock held six months or more may be used without consent of the
Committee; or

          (d) subject to the Committee's ability in its absolute discretion to deny such request, the Optionee may request that shares of Realty Common Stock that would otherwise be deliverable with a Fair Market Value equal to the purchase price of the Realty Common Stock being purchased be withheld in payment of the purchase price.

          (e) The Optionee shall in all cases be required to exercise an option to obtain the same number of unpaired shares of Operating Common Stock as the number of shares of Realty Common Stock obtained through exercise of the Option, and shall be required to pair the shares of Operating Common Stock with the shares or Realty Common Stock.

        6.   Continuance of Employment.  Nothing contained in this Agreement
             -------------------------
shall confer upon the Optionee any right to continue in the employ of the Company or interfere in any way with the rights of the Company, which are hereby expressly reserved, to reduce the Optionee's compensation from the rate in existence at any time or to terminate the Optionee's employment for any reason. The preceding sentence is subject, however, to the terms of any employment agreement between Optionee and the Company.

        7.   Effect of Termination of Relationship.
             -------------------------------------

          (a) The Option is exercisable by Optionee (or, in the event of Optionee's death, his Beneficiary) for a period ending on the later of March 31, 2001 or 90 days after the end of the period described in Section 3(a)(1). On or after the expiration of the period described in the preceding sentence, the Option shall only be exercisable if Optionee is then employed by the Company.
In no event may the Option be exercised by anyone, however, unless the vesting condition in Section 3(a) is satisfied and exercise occurs before the Expiration Date.

          (b) If Optionee is employed by an entity which ceases to be a Subsidiary, such event shall be deemed for purposes of this Section 7 to be a termination of employment described in subsection (a) in respect of Optionee.

          (c) Absence from work caused by military service or authorized sick leave shall not be considered as a termination of employment for purposes of this Section.

        8.   Non-Assignability of Option.  Subject to the provisions of Section
             ---------------------------
7 above, the Option and the rights and privileges conferred hereby are not transferable or assignable and may not be offered, sold, pledged, hypothecated or otherwise disposed of in any way (whether by operation of law or otherwise)

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and shall not be subject to execution, attachment, garnishment, levy or similar process. The Option may be exercised only by (i) the Optionee, during the Optionee's lifetime, or (ii) to the extent provided by Section 7, by his transferees by will or under the laws of descent and distribution, or (iii) by a person designated pursuant to a QDRO. In the event that the spouse of the Optionee shall have acquired a community property interest in the Option, the Optionee or such transferees may exercise it on behalf of the spouse of the Optionee or such spouse's successor in interest.

        9.   Termination of Option Under Certain Circumstances.  Section 6.2(c)
             -------------------------------------------------
of the Plan is incorporated by reference. As permitted by Section 6.2(c) of the Plan, the Option shall terminate upon the occurrence of certain corporate reorganizations in which the Company is not the survivor.

        10.  Notices.  Any notice to be given under the terms of this Agreement
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shall be in writing and addressed to the Secretary of the Company at its principal office, and any notice to be given to the Optionee shall be addressed to him or her at the address given beneath the Optionee's signature hereto or at such other address as either party may hereafter designate in writing to the other party. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

        11.  1995 Share Award Plan.  The Option and all rights of Optionee
             ---------------------
thereunder are subject to, and the Optionee agrees to be bound by, all of the terms and conditions of the provisions of the Plan, incorporated herein by this reference, to the extent such provisions are applicable to options granted to Eligible Employees. The Optionee acknowledges receipt of a copy of the Plan, which is made a part hereof by this reference, and agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the Plan that confer discretionary authority on the Committee do not (and shall not be deemed to) create any rights in the Optionee unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Committee so conferred by appropriate action of the Committee under the Plan after the date hereof.

        12.  Surrender of Prior Option.  By executing this Agreement, Optionee
             -------------------------
surrenders the Prior Option and terminates the Prior Stock Option Agreement. Optionee acknowledges and agrees that neither Realty nor the Company has any remaining obligations to Optionee under, and that Optionee has no remaining rights, past or future, under, the Prior Stock Option Agreement.

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        IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and the Optionee has hereunto set his or her hand as of the day and year first above written.

                       SANTA ANITA OPERATING COMPANY



                       By: /s/Kathryn J. McMahon
                           ________________________
                            Kathryn J. McMahon
                            General Counsel



                       OPTIONEE


                       _______________________________
                       (Signature)

                       _______________________________
                       (Print Name)

                       _______________________________
                       (Address)

                       _______________________________
                       (City, State, Zip Code)

                       _______________________________
                       (Social Security Number)

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                               CONSENT OF SPOUSE
                               -----------------


        In consideration of the execution of the foregoing Nonstatutory Stock Option Agreement by Santa Anita Operating Company, I, _________________ the spouse of the Optionee herein named, do hereby join with my spouse in executing the foregoing Nonstatutory Stock Option Agreement and do hereby agree to be bound by all of the terms and provisions thereof.


Date: _________________                 ________________________________
                                        Signature of Spouse

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